Dreyfus Global Real Return Fund

Prospectus March 1, 2017

Class	Ticker
A	DRRAX
C	DRRCX
I	DRRIX
Y	DRRYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	7
Investment Risks	8
Management	14
Shareholder Guide

Choosing a Share Class	16
Buying and Selling Shares	20
General Policies	22
Distributions and Taxes	24
Services for Fund Investors	25
Financial Highlights	27
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 16 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.41	.40	.13	.06
Total annual fund operating expenses	1.16	1.90	.88	.81
Fee waiver and/or expense reimbursement**	(.01)	-	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15	1.90	.88	.81

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90%. On or after March 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$921	$1,176	$1,902
Class C	$293	$597	$1,026	$2,222
Class I	$90	$281	$488	$1,084
Class Y	$83	$259	$450	$1,002

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$921	$1,176	$1,902
Class C	$193	$597	$1,026	$2,222
Class I	$90	$281	$488	$1,084
Class Y	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments.

The fund's portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's portfolio managers seek what they believe to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invest in such companies across their capital structures. The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market.

The fund's investments will be focused globally among the developed and emerging capital markets of the world. The portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. Subject to such requirements, the fund is not otherwise limited in its ability to use derivative instruments. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund may use to a significant degree derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swap agreements and structured notes, as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — U.S.$ 1-Month LIBOR — or its designated broad-based securities market index — the Citi 1-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total

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return of U.S.$ 1-Month LIBOR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are

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considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows.

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• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of two broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2012: 4.84% Worst Quarter Q3, 2011: -5.32%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund’s Class Y shares, periods prior to the inception date reflect the performance of the fund’s Class A shares, not reflecting the applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

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Average Annual Total Returns (as of 12/31/16)
Class (Inception Date)	1 Year	5 Years	Since Inception
Class A (5/12/10) returns before taxes	-3.48%	2.14%	2.83%
Class A returns after taxes on distributions	-4.41%	1.30%	2.17%
Class A returns after taxes on distributions and sale of fund shares	-1.76%	1.42%	2.03%
Class C (5/12/10) returns before taxes	0.67%	2.60%	2.98%
Class I (5/12/10) returns before taxes	2.68%	3.65%	4.02%
Class Y (7/1/13) returns before taxes	2.72%	3.64%	3.95%
U.S. $1-Month London Interbank Offered Rate (LIBOR) Index reflects no deductions for fees, expenses or taxes	0.49%	0.26%	0.26%*
Citi 1-Month US Treasury Bill Index reflects no deductions for fees, expenses or taxes	0.21%	0.07%	0.07%*
*For comparative purposes, the value of the indices on April 30, 2010 is used as the beginning value on May 12, 2010.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.

Suzanne Hutchins and Aron Pataki are the fund's primary portfolio managers, positions they have held since December 2010 and December 2015, respectively.  Ms. Hutchins, the fund's lead portfolio manager, is a global investment manager and a member of the real return team at Newton.  Mr. Pataki is a global investment manager and a member of the real return team at Newton.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments. The fund's investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products.

The fund's portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors determined to be attractive in absolute terms, the fund's portfolio managers seek what they believe to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invest in such companies across their capital structures.

The portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach, although the fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed-income securities. Subject to such requirements, the fund is not otherwise limited in its ability to use derivative instruments. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The portfolio managers also assess and manage the overall risk profile of the fund's portfolio. The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular market or sector is no longer considered attractive in absolute terms, a company's prospects have changed or the investment is fully valued by the market. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The equity portion of the fund's portfolio is invested principally in common stocks, but its equity investments may include preferred stocks, convertible securities and warrants; depositary receipts, such as American Depositary Receipts and Global Depositary Receipts, which are securities that represent indirect ownership interests in the publicly-traded securities of non-U.S. issuers; participatory notes issued by banks, broker/dealers and other financial institutions, which are designed to replicate, or otherwise provide exposure to, the performance of certain issuers and markets; and securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The fund's fixed-income investments may include: bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, eurodollar and Yankee dollar instruments, municipal obligations, inflation-adjusted securities and money market instruments. Fixed-income securities

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may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund typically invests in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by the sub-adviser, but may invest selectively in securities rated below investment grade or the unrated equivalent as determined by the sub-adviser ("high yield" or "junk" bonds) at the time of purchase. Exposure to alternative strategies generally will be through the purchase of listed securities, and the fund also may invest in exchange-traded funds (ETFs) to provide exposure to certain asset classes. Securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund may engage in currency hedging. Currency exposures may be selectively hedged through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, the portfolio managers may use these currency instruments in seeking to increase the fund's returns.

The fund may use to a significant degree derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swap agreements and structured notes, as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligations (i.e., the fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's net obligations under the instrument, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Swap agreements are contracts or agreements pursuant to which parties exchange the rights to one set of financial assets or liabilities in exchange for another set. The financial assets may be cash flows, currencies, returns, or other items of a financial nature. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity). The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — U.S.$ 1-Month LIBOR — or its designated broad-based securities market index — the Citi 1-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of U.S.$ 1-Month LIBOR plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

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• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among the global equities, bonds and cash, and other asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

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• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, structured notes, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives. In such an event, the fund's ability to pursue one or more of the investment strategies described in this prospectus may be impaired and, as a result, the fund may seek to pursue different investment strategies or otherwise alter or discontinue its investment operations.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest

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rates), which currently are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

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• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's

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perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Depositary receipts risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as investment companies and ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund invests in another investment company or an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

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• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategies, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $229 billion in 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended April 30, 2016. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $29.9 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser. Newton, located at 160 Queen Victoria Street, London, EC4V 4LA, England, was formed in 1978 and, as of December 31, 2016, together with its affiliates that comprise the Newton group of companies, managed approximately $65.7 billion in discretionary separate accounts and other investment accounts. Newton, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

Suzanne Hutchins and Aron Pataki are the fund's primary portfolio managers, positions they have held since December 2010 and December 2015, respectively.  Ms. Hutchins, the fund's lead portfolio manager, is a global investment manager and a member of the real return team at Newton.  Ms. Hutchins first joined Newton in 1991, left in 2005 to join Capital International Limited, and rejoined Newton in 2010.  Mr. Pataki is a global investment manager and a member of the real return team at Newton, which he joined in 2006.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also

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may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Newton and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer or financial adviser, or Retirement Plan. Financial intermediaries with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus or the SAI. Accordingly, the availability of certain share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. Financial intermediaries purchasing fund shares on behalf of their clients determine the share classes available for their clients. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary, other financial intermediaries or the fund's distributor. You should consult a representative of your financial intermediary. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor

• investors who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously

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maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

• investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or are purchased directly through the fund's distributor

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans, provided that the rollover (except in the case of a rollover from a Dreyfus-sponsored Retirement Plan) is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

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• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or were purchased directly through the fund's distributor

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Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

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Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within seven days.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

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IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. Banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

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The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• delay sending out redemption proceeds for up to seven days (during unusual market conditions or very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The

23

fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

24

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

25

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Retirement Plans and IRAs

Dreyfus offers a variety of Retirement Plans and IRAs (including traditional and Roth IRAs and Coverdell Education Savings Accounts).  Here's where you call for information:

• For traditional, rollover and Roth IRAs and Coverdell Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, SARSEPs, SIMPLE IRAs and Retirement Plan accounts, call 1-800-358-0910

26

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.61	15.11	14.75	14.07	13.51
Investment Operations:
Investment income—net[a]	.17	.17	.36	.21	.17
Net realized and unrealized gain (loss) on investments	.51	.01[b]	.17	.54	.53
Total from Investment Operations	.68	.18	.53	.75	.70
Distributions:
Dividends from investment income—net	(.57)	(.68)	(.04)	(.07)	(.07)
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.57)	(.68)	(.17)	(.07)	(.14)
Net asset value, end of period	14.72	14.61	15.11	14.75	14.07
Total Return (%)[c]	4.87	1.22	3.63	5.42	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.15	1.20	1.49	1.72
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.47	1.50
Ratio of net investment income to average net assets	1.15	1.16	2.38	1.48	1.26
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	157,624	49,672	56,501	35,478	17,088

[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
[c] Exclusive of sales charge.

27

Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.26	14.79	14.51	13.89	13.37
Investment Operations:
Investment income—net[a]	.06	.06	.21	.08	.06
Net realized and unrealized gain (loss) on investments	.50	.02[b]	.20	.55	.53
Total from Investment Operations	.56	.08	.41	.63	.59
Distributions:
Dividends from investment income—net	(.48)	(.61)	-	(.01)	-
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.48)	(.61)	(.13)	(.01)	(.07)
Net asset value, end of period	14.34	14.26	14.79	14.51	13.89
Total Return (%)[c]	4.12	.49	2.87	4.58	4.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.91	1.96	2.21	2.56
Ratio of net expenses to average net assets	1.90	1.90	1.90	2.18	2.25
Ratio of net investment income to average net assets	.44	.39	1.41	.58	.51
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	35,861	16,470	11,969	5,671	944

[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[c] Exclusive of sales charge.

28

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.68	15.18	14.81	14.10	13.56
Investment Operations:
Investment income—net[a]	.20	.21	.38	.26	.21
Net realized and unrealized gain (loss) on investments	.52	.01[b]	.19	.54	.53
Total from Investment Operations	.72	.22	.57	.80	.74
Distributions:
Dividends from investment income—net	(.62)	(.72)	(.07)	(.09)	(.13)
Dividends from net realized gain on investments	-	-	(.13)	-	(.07)
Total Distributions	(.62)	(.72)	(.20)	(.09)	(.20)
Net asset value, end of period	14.78	14.68	15.18	14.81	14.10
Total Return (%)	5.16	1.49	3.89	5.79	5.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.86	.90	1.11	1.35
Ratio of net expenses to average net assets	.88	.86	.90	1.11	1.25
Ratio of net investment income to average net assets	1.36	1.40	2.51	1.84	1.55
Portfolio Turnover Rate	57.17	68.92	47.01	44.96	53.24
Net Assets, end of period ($ x 1,000)	509,712	104,057	74,438	60,482	52,410

[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

29

Financial Highlights (cont'd)

		Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.69	15.18	14.81	14.16
Investment Operations:
Investment income—net[b]	.22	.22	.26	.05
Net realized and unrealized gain (loss) on investments	.51	.02[c]	.31	.60
Total from Investment Operations	.73	.24	.57	.65
Distributions:
Dividends from investment income—net	(.63)	(.73)	(.07)	-
Dividends from net realized gain on investments	-	-	(.13)	-
Total Distributions	(.63)	(.73)	(.20)	-
Net asset value, end of period	14.79	14.69	15.18	14.81
Total Return (%)	5.18	1.57	3.89	4.59 [d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.83	.88	1.09[e]
Ratio of net expenses to average net assets	.81	.83	.88	1.09[e]
Ratio of net investment income to average net assets	1.53	1.45	1.77	1.10[e]
Portfolio Turnover Rate	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	707,727	407,642	243,251	41,381

[a] From July 1, 2013 (commencement of initial offering) to October 31, 2013.

[b] Based on average shares outstanding.

[c] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[d] Not annualized.

[e] Annualized.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Global Real Return Fund

A series of Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2017 MBSC Securities Corporation 6278P0317

Dynamic Total Return Fund

Prospectus March 1, 2017

Class	Ticker
A	AVGAX
C	AVGCX
I	AVGRX
Y	AVGYX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	15
Shareholder Guide

Choosing a Share Class	18
Buying and Selling Shares	22
General Policies	24
Distributions and Taxes	26
Services for Fund Investors	27
Financial Highlights	29
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 18 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.10	1.10	1.10	1.10
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees and fees and expenses of the fund's subsidiary)**	.46	.46	.20	.12
Total annual fund operating expenses**	1.56	2.31	1.30	1.22
Fee waiver***	(.06)	(.06)	(.06)	(.06)
Total annual fund operating expenses (after fee waiver)	1.50	2.25	1.24	1.16
* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Other expenses and Total annual fund operating expenses have been restated from those used or reflected in the Financial Highlights to include the estimated fees and expenses of the fund's subsidiary. These fees and expenses will fluctuate based on the amount of the fund's investment in the subsidiary. The fees and expenses of the subsidiary included in Other expenses reflect the fund's current allocation to the subsidiary.

*** The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to The Dreyfus Corporation by the subsidiary. The amount of the waiver shown reflects the management fee paid by the subsidiary based on the fund's current allocation to the subsidiary.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class C	$328	$703	$1,205	$2,585
Class I	$126	$393	$681	$1,500
Class Y	$118	$368	$638	$1,409

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class C	$228	$703	$1,205	$2,585
Class I	$126	$393	$681	$1,500
Class Y	$118	$368	$638	$1,409

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10.66% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization.

The fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class.

The portfolio managers update, monitor and follow buy or sell recommendations from the proprietary investment models of Mellon Capital Management Corporation (Mellon Capital), the fund's sub-investment adviser and an affiliate of The Dreyfus Corporation. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The model also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures. The portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

2

The fund will use to a significant degree derivative instruments, which may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes), as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature,

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reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Subsidiary risk. By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

• Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the

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fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as investment companies and ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund invests in another investment company or an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or the ETF (including management fees) in addition to the expenses of the fund.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk. As a regulated investment company, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of some of the fund's commodity-linked positions and the fund's investment in the subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the Internal Revenue Service that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The total returns also are compared to the Citi 3-month Treasury Bill Index, an unmanaged index generally considered representative of the

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average yield of three-month Treasury Bills, to show how the fund's performance compares to the returns of these securities. In addition, the total returns are compared to a Hybrid Index, comprised of 60% MSCI World Index and 40% Citi World Government Bond Index, to show how the fund's performance compares to a mix of equities and bonds, unhedged and partially hedged. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 17.71% Worst Quarter Q4, 2008: -15.40%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, not reflecting the applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Average Annual Total Returns (as of 12/31/16)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	-5.95%	4.63%	1.59%
Class A returns after taxes on distributions	-5.99%	4.62%	1.38%
Class A returns after taxes on distributions and sale of fund shares	-3.33%	3.60%	1.16%
Class C returns before taxes	-1.94%	5.09%	1.42%
Class I returns before taxes	0.06%	6.19%	2.52%
Class Y (7/1/13) returns before taxes	0.19%	6.38%	2.43%
MSCI World Index reflects no deductions for fees, expenses or taxes	7.51%	10.41%	3.83%
Citi 3-month Treasury Bill Index reflects no deductions for fees, expenses or taxes	0.27%	0.09%	0.73%
Hybrid Index reflects no deductions for fees, expenses or taxes	5.33%	5.88%	3.83%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's sub-adviser is Mellon Capital Management Corporation, an affiliate of Dreyfus.

Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital.  The team members are Sinead Colton, Vassilis Dagioglu, Joseph Miletich, James Stavena and Torrey Zaches.  Mr. Dagioglu has served as a primary portfolio manager since May 2010. Messrs. Stavena, Zaches and Miletich have each served as a primary portfolio manager of the fund since June 2010. Ms. Colton has served as a primary portfolio manager of the fund since December 2014.  Messrs. Dagioglu and Stavena are both managing directors and global asset allocation portfolio managers at Mellon Capital. Mr. Zaches is a director and global asset allocation portfolio manager.  Mr. Miletich and Ms. Colton are managing directors and global investment strategists at Mellon Capital.

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Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund ordinarily invests in at least five countries. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts and swap agreements (derivative instruments that typically have the effect of leverage) and/or ETFs. "Leverage" refers to investment exposure greater than the amount invested. The fund also may invest directly in equity securities, principally common stocks, to provide exposure to equity markets and in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds). The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund's commodity-related investments may include, but are not limited to, those providing investment exposure to precious metals, natural resources or agricultural products. The fund's investments may be denominated in U.S. dollars, euros, Japanese yen or the local currency of issue.

The fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The portfolio managers analyze the valuation signals and estimate the expected returns from distinct sources, such as country equity markets, country bond markets, currencies and commodities, to construct a portfolio of long and short positions dynamically allocated across individual country, equity, bond, currency and commodity markets and cash. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class. The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.

The portfolio managers update, monitor and follow buy or sell recommendations from Mellon Capital's proprietary investment models. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The model also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. The portfolio managers tend to favor markets in countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The most relevant long-term bond yield within each country serves as the expected return

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for each bond market. The portfolio managers tend to favor countries whose bonds have been identified as priced to offer greater return for bearing inflation and interest rate risks.

The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures.

The portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

The portfolio managers determine the relative value of various asset classes, such as equities, bonds, currencies, commodities and cash, by comparing the assets' expected returns, risk and correlation and by incorporating relevant macroeconomic regime information. When assessing relative valuation among asset classes, the portfolio managers measure the "risk premium" for each asset class and determine the extent to which there is an increased expected return for having investment exposure to an asset class that is perceived to be riskier. The portfolio managers then determine the allocation of the fund's assets among the global equity, bond, currency and commodity markets and cash.

The fund will use to a significant degree derivative instruments, which may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts, (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes), as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligations (i.e., the fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's net obligations under the instrument, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments. The fund may enter into, modify or amend agreements with third party financial institutions regarding certain derivatives contracts that provide for physical delivery of the underlying asset to require such contracts to be settled through cash payment of the marked-to-market net obligation under the contract, if any.

The fund may write (sell) call and put options and purchase put and call options. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying asset during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying asset during the option period at a specified price. Options written or purchased by the fund may be traded on either U.S. or foreign exchanges or over-the-counter.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

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The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The fund also may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands, which has the same investment objective, investment adviser and sub-investment adviser as the fund. The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary also may invest in fixed-income securities, which are intended to serve as margin or collateral for its derivatives positions. With respect to its investments, the subsidiary is subject to the same principal investment restrictions and limitations as the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The subsidiary also is subject to the fund's compliance program, to the extent the fund's policies and procedures apply to its investments and operations. The fund and the subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the fund. The fund may invest up to 25% of its total assets in the subsidiary and any other investment that provides exposure to commodities.

The fund may gain investment exposure to Real Estate Investment Trusts (REITs) and Master Limited Partnerships (MLPs) through investment in exchange-traded funds ("ETFs") and, with respect to MLPs, exchange-traded notes (ETNs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate, and real-estate operating companies. MLPs are limited partnerships that are publicly traded on a securities exchange. The majority of MLPs operate in the energy infrastructure sector, owning assets such as those used in exploring, developing, producing, generating or transporting natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels. ETNs are debt securities that combine certain aspects of ETFs and bonds. The fund will invest in REIT- or MLP-related ETFs and MLP-related ETNs that are publicly traded on a securities exchange and that generally track specified market indices. Under normal market conditions, the fund's investment in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs is not expected to exceed 5% of the fund's total assets, respectively. The fund, however, may invest up to 10% of its total assets in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs, respectively. In addition, the fund may invest up to 5% of its total assets directly in REITs. Any investment by the fund in MLP-related ETFs and MLP-related ETNs that provide exposure to commodities is subject to the requirement that the fund invest no more than 25% of its total assets in its subsidiary DTR Commodity Fund Ltd. and any other investment that provides exposure to commodities.

The fund may "sell short" securities and other instruments. In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value. The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Short-selling is considered "leverage" and may involve substantial risk. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.

The fund is non-diversified.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio managers to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

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• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which currently are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with

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investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular

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contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Subsidiary risk. By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the prospectus. The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset, can result in a loss substantially greater than the amount invested in the derivative itself. In addition, the fund's short sales positions effectively leverage the fund's assets.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts, structured notes and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk. There is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available swap or other derivatives arrangements or securities to borrow to effect short sales or for some other reason. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities as to which the fund has short exposure increases, thereby increasing the fund's potential volatility.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as investment companies and ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund invests in another investment company or an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment

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companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk. As a regulated investment company, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of some of the fund's commodity-linked positions and the fund's investment in the subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the Internal Revenue Service that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund.

The fund intends to achieve exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income," although the fund has not sought a legal opinion on this position. However, the tax treatment of income from commodity-related investments and the fund's income from the subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the Internal Revenue Service (IRS) that could affect the character, timing, and/or amount of the fund's taxable income or capital gains and distributions it makes.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity

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and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• MLP risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation, and holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. The benefit derived from the fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund.

• ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the Investment Company Act of 1940, as amended. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments. In addition, principal is not protected.

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategies, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $229 billion in 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.10% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended April 30, 2016. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $29.9 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Mellon Capital Management Corporation, located at 50 Fremont Street, Suite 3900, San Francisco, California, 94105, to serve as the fund's sub-investment adviser.  Mellon Capital provides investment advisory assistance and research and the day-to-day management of the fund's investments, subject to Dreyfus' supervision and approval.  As of December 31, 2016, Mellon Capital managed approximately $341.1 billion of assets (with $1.5 billion in overlay assets) and served as investment adviser for 13 other investment companies and 169 mutual funds.

Investment decisions for the fund are made by members of the Global Asset Allocation Team of Mellon Capital. The team members are Sinead Colton, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Stavena, Zaches and Miletich have each served as a primary portfolio manager of the fund since June 2010, and Ms. Colton and Mr. Dagioglu have each served as primary portfolio managers of the fund since December 2014 and May 2010, respectively. Messrs. Dagioglu, Stavena and Miletich are managing directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Mr. Zaches is a director of Mellon Capital, where he has been employed since 1998. Ms. Colton is a managing director and global investment strategist at Mellon Capital, where she has been employed since July 2012. Prior to July 2012, Ms. Colton served as a managing director at BlackRock Asset Management UK Limited, where she was employed for six years.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

Dreyfus also is the investment adviser for the subsidiary and has engaged Mellon Capital to serve as the subsidiary's sub-investment adviser. Mellon Capital, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary's investments. In managing the subsidiary's portfolio, Dreyfus and Mellon Capital are generally subject to the same investment management policies and restrictions that apply to the management of the fund, except that the subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives. The subsidiary also will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures and makes periodic reports to the fund's board regarding the subsidiary's compliance with its policies and procedures. The subsidiary's advisory contracts will be subject to the same regulatory requirements applicable to the fund's contracts. The subsidiary has agreed to pay Dreyfus a management fee at the annual rate of 1.10% of the subsidiary's average daily net assets. Dreyfus has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to Dreyfus by the subsidiary. This undertaking may not be terminated unless Dreyfus obtains the prior approval of the fund's board. The subsidiary, like the fund, also will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary's financial statements will be consolidated with the fund's financial statements in the annual and semi-annual reports provided to shareholders.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial

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intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Mellon Capital and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer or financial adviser, or Retirement Plan. Financial intermediaries with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus or the SAI. Accordingly, the availability of certain share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. Financial intermediaries purchasing fund shares on behalf of their clients determine the share classes available for their clients. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary, other financial intermediaries or the fund's distributor. You should consult a representative of your financial intermediary. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor

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• investors who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

• investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or are purchased directly through the fund's distributor

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans, provided that the rollover (except in the case of a rollover from a Dreyfus-sponsored Retirement Plan) is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

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• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered

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into an agreement with the fund's distributor relating to such services, or were purchased directly through the fund's distributor

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions. The fund's NAV is disclosed daily at www.dreyfus.com and also is available by calling 1-800-DREYFUS. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The subsidiary values its investments pursuant to the same pricing and valuation methodologies described above.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

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Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within seven days.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

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By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

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If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. Banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• delay sending out redemption proceeds for up to seven days (during unusual market conditions or very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income taxes, and also may be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

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Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

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Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Retirement Plans and IRAs

Dreyfus offers a variety of Retirement Plans and IRAs (including traditional and Roth IRAs and Coverdell Education Savings Accounts).  Here's where you call for information:

• For traditional, rollover and Roth IRAs and Coverdell Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, SARSEPs, SIMPLE IRAs and Retirement Plan accounts, call 1-800-358-0910

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.63	15.36	14.18	12.49	11.74
Investment Operations:
Investment (loss)—net[a]	(.17)	(.22)	(.19)	(.01)	(.03)
Net realized and unrealized gain (loss) on investments	.27	.49[b]	1.38	1.65	.78
Payment by affiliate	-	-	-	.05	-
Total from Investment Operations	.10	.27	1.19	1.69	.75
Distributions:
Dividends from investment income—net	-	-	(.01)	-	-
Net asset value, end of period	15.73	15.63	15.36	14.18	12.49
Total Return (%)[c]	.70	1.69	8.42	13.53[d]	6.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51	1.49	1.54	1.65	1.85
Ratio of net expenses to average net assets	1.50	1.49	1.50	1.50	1.85
Ratio of net investment (loss) to average net assets	(1.13)	(1.41)	(1.30)	(.04)	(.21)
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	205,832	268,600	54,798	23,462	14,913
[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[c] Exclusive of sales charge.
[d] The total return would have been 13.13% had a reimbursement for a trade error not been made by Mellon Capital.

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Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.85	14.70	13.66	12.12	11.48
Investment Operations:
Investment (loss)—net[a]	(.27)	(.33)	(.29)	(.10)	(.12)
Net realized and unrealized gain (loss) on investments	.25	.48[b]	1.33	1.59	.76
Payment by affiliate	-	-	-	.05	-
Total from Investment Operations	(.02)	.15	1.04	1.54	.64
Net asset value, end of period	14.83	14.85	14.70	13.66	12.12
Total Return (%)[c]	(.07)	.95	7.61	12.71[d]	5.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.24	2.30	2.44	2.62
Ratio of net expenses to average net assets	2.25	2.24	2.25	2.25	2.62
Ratio of net investment (loss) to average net assets	(1.82)	(2.16)	(2.08)	(.78)	(.98)
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	131,341	141,904	23,672	9,409	7,704
[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[c] Exclusive of sales charge.
[d] The total return would have been 12.29% had a reimbursement for a trade error not been made by Mellon Capital.

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	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.93	15.61	14.39	12.65	11.84
Investment Operations:
Investment income (loss)—net[a]	(.13)	(.19)	(.14)	.03	.02
Net realized and unrealized gain (loss) on investments	.28	.51[b]	1.39	1.67	.79
Payment by affiliate	-	-	-	.05	-
Total from Investment Operations	.15	.32	1.25	1.75	.81
Distributions:
Dividends from investment income—net	-	-	(.03)	(.01)	-
Net asset value, end of period	16.08	15.93	15.61	14.39	12.65
Total Return (%)	1.01	1.92	8.77	13.82[c]	6.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.22	1.21	1.29	1.47
Ratio of net expenses to average net assets	1.24	1.22	1.21	1.25	1.47
Ratio of net investment income (loss) to average net assets	(.86)	(1.15)	(.94)	.20	.13
Portfolio Turnover Rate	10.66	165.55	124.10	1.74	1.65
Net Assets, end of period ($ x 1,000)	446,643	489,361	71,731	253,971	123,269
[a] Based on average shares outstanding.

[b] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[c] The total return would have been 13.42% had a reimbursement for a trade error not been made by Mellon Capital.

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Financial Highlights (cont'd)

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.91	15.59	14.39	13.45
Investment Operations:
Investment (loss)—net[b]	(.11)	(.15)	(.17)	(.01)
Net realized and unrealized gain (loss) on investments	.27	.47[c]	1.40	.90
Payment by affiliate	-	-	-	.05
Total from Investment Operations	.16	.32	1.23	.94
Distributions:
Dividends from investment income—net	-	-	(.03)	-
Net asset value, end of period	16.07	15.91	15.59	14.39
Total Return (%)	1.01	2.05	8.56	6.99[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.14	1.16	1.31[f]
Ratio of net expenses to average net assets[e]	1.16	1.14	1.16	1.25[f]
Ratio of net investment (loss) to average net assets	(.68)	(.96)	(1.14)	(.18) [f]
Portfolio Turnover Rate	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	655,662	483,043	387,629	1
[a] From July 1, 2013 (commencement of initial offering) to October 31, 2013.
[b] Based on average shares outstanding.

[c] In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

[d] Not annualized.
[e] The total return would have been 6.62% had a reimbursement for a trade error not been made by Mellon Capital.
[f] Annualized.

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NOTES

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For More Information

Dynamic Total Return Fund

A series of Advantage Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-07123

© 2017 MBSC Securities Corporation 6140P0317